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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2002


           INDYMAC MBS, INC. (as depositor under the Pooling and
           Servicing Agreement, dated as of October 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-
           Through Certificates, Series 2002-M).

                               INDYMAC MBS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   333-86514                95-4791925
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

    155 North Lake Avenue
     Pasadena, California                                        91101
     --------------------                                     --------
    (Address of Principal                                     (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300

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Item 5.    Other Events.
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         On October 30, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-M (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of October 1, 2002, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INDYMAC MBS, INC.



                                       By:  /s/ Victor H. Woodworth
                                            -----------------------
                                            Victor H. Woodworth
                                            Vice President



Dated:  March 7, 2003

                                 Exhibit Index
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Exhibit                                                                  Page
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 99.1.    Pooling and Servicing Agreement, dated as of October 1,
          2002, by and among, the Company, IndyMac and the Trustee         5